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                           BIGSTAR ENTERTAINMENT, INC.

                      1998 STOCK OPTION AND INCENTIVE PLAN
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                                TABLE OF CONTENTS


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                                                                                                                    PAGE
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1.       Purposes of this Plan...................................................................................      1

2.       Definitions.............................................................................................      1

3.       Stock Subject to this Plan..............................................................................      4

4.       Administration of this Plan.............................................................................      4

5.       Eligibility.............................................................................................      5

6.       Term of Plan............................................................................................      6

7.       Exercise Price and Consideration........................................................................      6

8.       Options.................................................................................................      8

9.       Stock Purchase Rights...................................................................................     10

10.      Stock Appreciation Rights...............................................................................     10

11.      Restricted Shares.......................................................................................     11

12.      Performance Units and Performance Shares................................................................     12

13.      Non-Transferability of Options and Stock Purchase Rights................................................     13

14.      Adjustments Upon Changes in Capitalization, Merger or Other Events......................................     13

15.      Time of Grant...........................................................................................     14

16.      Amendment and Termination...............................................................................     14

17.      Conditions Upon Issuance of Shares......................................................................     15

18.      Reservation of Shares...................................................................................     15

19.      Option, Stock Purchase and Stock Bonus Agreements.......................................................     16

20.      Shareholder Approval....................................................................................     16

21.      Information to Optionees and Purchasers.................................................................     16

22.      Right of Company to Terminate Employment or Consulting Services.........................................     16

23.      Rights of First Refusal and Repurchase..................................................................     17

24.      Withholding.............................................................................................     17

25.      Separability............................................................................................     17

26.      Non-Exclusivity of this Plan............................................................................     18

27.      Governing Law...........................................................................................     18

28.      Cancellation of and Substitution for Nonstatutory Options...............................................     18

29.      Market Standoff.........................................................................................     18

Exhibit 1 - Form of Stock Option Agreement
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                           BIGSTAR ENTERTAINMENT, INC.

                      1998 STOCK OPTION AND INCENTIVE PLAN


         1.       Purposes of this Plan. The general purpose of this 1998 Stock
Option and Incentive Plan is to promote the interests of the Company and its shareholders by (i) providing certain Employees of and Consultants to the Company with additional incentives to continue and increase their efforts with respect to achieving success in the business of the Company, its Affiliates and its Subsidiaries, and (ii) attracting and retaining the best available personnel to participate in the ongoing business operations of the Company and its Subsidiaries.

                  Options granted under this Plan may be either Incentive Stock
Options or Nonstatutory Stock Options, as determined at the discretion of the Board and as reflected in the terms of the written option agreements. The Board may also grant Stock Purchase Rights hereunder.

         2. Definitions. As used in this Plan, the following definitions shall apply:

                  "Affiliates" means any other entity directly or indirectly controlling, controlled by, or under common control, with the Company.

                  "Affiliated SAR" means a SAR that is granted in connection with a related Option, and which will be deemed to automatically be exercised simultaneous with the exercise of the related Option.

                  "Award" means, individually or collectively, a grant under this Plan, including any Nonqualified Stock Options, Incentive Stock Options,
SARs, Restricted Stock, Performance Units, or Performance Shares.

                  "Award Agreement" means an agreement entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under the Plan.

                  "Board" shall mean the Committee, if one has been appointed, or the Board of Directors of the Company, if no Committee is appointed.

                  "Board of Directors" means the full Board of Directors of the Company.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto.
Reference to any particular Code section shall include any successor section.

                  "Committee" shall mean the Committee appointed by the Board of
Directors in accordance with Section 4(a) of this Plan, if one is appointed, or if no Committee is appointed, the Board of Directors.
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                  "Common Stock" shall mean the Common Stock of the Company.

                  "Company" shall mean BigStar Entertainment, Inc., a Delaware corporation.

                  "Consultant" shall mean any person who is engaged by the Company or by any Parent or Subsidiary to render consulting services and is compensated for such consulting services, and any director of the Company whether compensated for such services or not.

                  "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

                  "Disinterested Person" shall mean a member of the Board of Directors of the Company: (i) who was not during the one year prior to service as an administrator of this Plan granted or awarded equity securities pursuant to this Plan, or any other plan of the Company or any of its affiliates entitling the participants therein to acquire equity securities of the Company or any of its affiliates except as permitted by Rule 16b-3(c)(2)(i) promulgated under the Exchange Act ("Rule 16b-3(c)(2)(i)"); or (ii) who is otherwise considered to be a "disinterested person" in accordance with Rule
16b-3(c)(2)(i), or any other applicable rules, regulations or interpretations of the Securities and Exchange Commission.

                  "Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company as a common-law employee. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Freestanding SAR" means a SAR that is granted independently of any Options.

                  "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                  "Major Event" shall be deemed to have occurred if (i) there shall be consummated any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's common stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's common stock immediately prior to the merger generally have the same proportionate ownership of common stock of the surviving corporation immediately after the merger; (ii) there shall be consummated any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; (iii) proceedings or actions for the liquidation or dissolution of the Company are initiated by the Company;
or (iv) any "person" (as defined in Sections 13(d) and 14(d) of the Exchange
Act) (other than persons who beneficially own more than 30% of the capital stock of the Company on a fully diluted and as converted basis outstanding as of the date of adoption of


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this Plan by the Board of Directors) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 30% or more of the Company's outstanding capital stock on a fully diluted and as converted basis at such time; provided, however, that a "Major Event" shall not be deemed to have occurred solely by reason of the consummation of a public offering by the Company of common stock registered under the Securities Act.

                  "Nonstatutory Stock Option" shall mean an Option which is not intended to qualify as an Incentive Stock Option.

                  "Option" shall mean a stock option granted pursuant to this Plan.

                  "Optioned Stock" shall mean the Common Stock subject to an Option.

                  "Optionee" shall mean an Employee or Consultant who receives an Option.

                  "Parent" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  "Participant" means an Employee of the Company who has outstanding an Award granted under the Plan.

                  "Performance Unit" means an Award granted to an Employee pursuant to Section 12.

                  "Performance Share" means an Award granted to an Employee, pursuant to Section 12 herein.

                  "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Section 11.

                  "Plan" shall mean this 1998 Stock Option and Incentive Plan.

                  "Purchaser" shall mean an Employee or Consultant who exercises a Stock Purchase Right.

                  "Restricted Stock" means an Award granted to a Participant pursuant to Section 11.

                  "Securities Act" shall mean the Securities Act of 1933, as amended.

                  "Share" shall mean a share of Common Stock, as adjusted in accordance with Section 14 of this Plan.


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                  "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with a related Option, designated as a SAR, pursuant to the terms of Section 10.

                  "Stock Purchase Right" shall mean a right to purchase Common
Stock pursuant to this Plan or the right to receive a bonus of Common Stock for past services.

                  "Subsidiary" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

                  "Tandem SAR" means a SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, a SAR shall similarly be cancelled).

         3.       Stock Subject to this Plan. Subject to the provisions of
Section 14 of this Plan, the maximum aggregate number of Shares under this Plan is 250,000. The Shares may be authorized but unissued, or reacquired Common
Stock, or both. If an Option or Stock Purchase Right should expire, terminate, be cancelled or become unexercisable for any reason without having been exercised in full, then the unpurchased Shares which were subject thereto shall, unless this Plan shall have been terminated, become available for future grant or sale under this Plan. In addition, Shares issued under this Plan and later repurchased or otherwise reacquired by the Company shall, unless this Plan shall have been terminated, become available for future grant or sale under this Plan.

         4.       Administration of this Plan.

                  (a) Procedure. This Plan shall be administered by the Board of Directors of the Company unless and until the Board of Directors delegates administration to a Committee, as provided in this Section 4(a).

                           (i)      Subject to Section 4(a)(ii), the Board of
Directors may appoint a Committee consisting of not less than two persons (who need not be members of the Board of Directors) to administer this Plan on behalf of the Board of Directors, subject to such terms and conditions not inconsistent with this Plan as the Board of Directors may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors. Members of the Board who are either eligible for Options and/or Stock
Purchase Rights or have been granted Options and/or Stock Purchase Rights may vote on any matters affecting the administration of this Plan or the grant of any Options and/or Stock Purchase Rights pursuant to this Plan, except that no such member shall act upon the granting of an option to such member, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of Options and/or Stock Purchase Rights to such member.

                           (ii)     Notwithstanding the foregoing Section
4(a)(i), if the Company registers any class of any equity security pursuant to
Section 12 of the Exchange Act, from the effective date of such registration until six months after the termination of such registration, any grants of Options and/or Stock Purchase Rights to directors or officers who are subject to
Section 16 of the Exchange Act shall be made only by a Committee consisting of two or more persons,


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each of whom shall be a Disinterested Person (if necessary to meet the requirements of Rule 16b-3 promulgated under the Exchange Act). The Board shall otherwise comply with the requirements of Rule 16b-3 promulgated under the Exchange Act, as from time to time in effect, unless the Board expressly declares that any such requirement shall not apply.

                           (iii)    Subject to the foregoing Sections 4(a)(i)
and 4(a)(ii), from time to time the Board of Directors may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer this Plan. Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors.

                  (b) Powers of the Board. Subject to the provisions of this Plan, the Board shall have plenary authority, in its discretion and without limitation, to do the following: (i) to grant Incentive Stock Options, Nonstatutory Stock Options or Stock Purchase Rights; (ii) to determine, upon review of relevant information and in accordance with Section 7 of this Plan, the fair market value of the Common Stock; (iii) to determine the exercise price per share of Options or Stock Purchase Rights to be granted, which exercise price shall be determined in accordance with Section 7 hereof; (iv) to determine the Employees or Consultants to whom, and the time or times at which, Options or Stock Purchase Rights shall be granted and the number of Shares to be represented by each Option or Stock Purchase Right; (v) to interpret this Plan;
(vi) to prescribe, amend and rescind rules and regulations relating to this Plan, and in the exercise of this power, to correct any defect, omission or inconsistency in this Plan or in any agreement relating to an Option or Stock
Purchase Right, in a manner and to the extent the Board shall deem necessary or expedient to make this Plan fully effective; (vii) to determine the terms and provisions of each Option or Stock Purchase Right granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option or Stock Purchase Right; (viii) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option or Stock Purchase Right previously granted by the Board; and (ix) to make all other determinations deemed necessary or advisable for the administration of this Plan.

                  (c) Board Determinations. In making determinations under this Plan, the Board may take into account the nature of the services rendered by the respective Employees, their present and potential contributions to the success of the Company, or its Subsidiaries, as the case may be, and such other factors as the Board in its discretion shall deem relevant. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees, Purchasers and any other holders of any Options and/or Stock
Purchase Rights granted under this Plan.

         5.       Eligibility.

                  (a) Options and Stock Purchase Rights may be granted to Employees, provided that Incentive Stock Options may only be granted to Employees. An Employee who has been granted an Option or Stock Purchase Right may, if such Employee is otherwise eligible, be granted additional Option(s) or Stock Purchase Right(s).


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                  (b)      No Incentive Stock Option may be granted to an
Employee which, when aggregated with all other Incentive Stock Options granted to such Employee by the Company or by any Parent or Subsidiary, would result in
Shares having an aggregate fair market value (determined for each Share as of the date of grant of the Option covering such Share) in excess of $100,000 (or such different amount as provided for under the Code requirements for Incentive
Stock Options) becoming first available for purchase upon exercise of one or more incentive stock options during any calendar year.

                  (c) Section 5(b) of this Plan shall apply only to an Incentive Stock Option evidenced by a stock option agreement which sets forth the intention of the Company and the Optionee that such Option shall qualify as an Incentive Stock Option. Section 5(b) of this Plan shall not apply to any Option evidenced by a stock option agreement which sets forth the intention of the Company and the Optionee that such Option shall be a Nonstatutory Stock
Option.

                  (d) On and after the effective date of the registration of any class of equity security of the Company pursuant to Section 12 of the Exchange Act, a member of the Board of Directors who is not an Employee shall not be eligible for the benefits of this Plan unless at the time an Option or Stock Purchase Right is granted to such member, the Board expressly declares that such exclusion will not apply.

         6. Term of Plan. This Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by vote of the holders of a majority of the outstanding shares of the Company entitled to vote on the adoption of this Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 16 of this Plan.

         7.       Exercise Price and Consideration.

                  (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option or Stock Purchase Right shall be such price as is determined by the Board, but shall be subject to the following provisions:

                           (i)      In the case of an Incentive Stock Option:

                                    (A)      granted to an Employee who, at the
time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per share exercise price shall be no less than 110% of the fair market value per share on the date of grant.

                                    (B)      granted to any Employee other than
an Employee described in Section 7(a)(i)(A), the per share exercise price shall be no less than 100% of the fair market value per Share on the date of grant.

                           (ii)     In the case of a Nonstatutory Stock Option:

                                    (A)      granted to an Employee or
Consultant who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting


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power of all classes of stock of the Company or any Parent or Subsidiary, the per share exercise price shall be no less than 110% of the fair market value per share on the date of the grant.

                                    (B)      granted to any Employee or
Consultant, other than an Employee or Consultant described in Section
7(a)(ii)(A), the per share exercise price shall be no less than 85% of the fair market value per share on the date of grant.

                           (iii)    In the case of a Stock Purchase Right
granted to any person, the per share exercise price shall be no less than 85% of the fair market value per share on the date of grant; provided, however, that if such person at the time of the grant of such Stock Purchase Right, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per share exercise price shall be no less than 100% of the fair market value per share on the date of the grant.

                  (b) Fair market value shall be determined by the Board in its discretion; provided, however, that where there is an active public market for the Common Stock, the fair market value per share shall be determined as follows:

                           (i)      If the Company's Common Stock is traded on
an exchange or is quoted on the National Association of Securities Dealers, Inc.
Automated Quotation ("NASDAQ") National Market System, then the closing or last sale price, respectively, on the date of grant, as reported in the Wall Street
Journal (or, if not so reported, as otherwise reported by the NASDAQ System).

                           (ii)     If the Company's Common Stock is not traded
on an exchange or on the NASDAQ National Market System but is traded in the over-the-counter market, then the mean of the closing bid and asked prices on the date of grant as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the NASDAQ System).

                  (c) The consideration to be paid for the Shares to be issued upon exercise of an Option or Stock Purchase Right, including the method of payment, shall be determined by the Board and may consist entirely of cash, check, promissory note or other deferred payment arrangement, other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option or Stock Purchase
Right shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable law. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

         8.       Options.

                  (a)      Term of Option. The term of each Option shall be ten
(10) years from the date of grant thereof or such shorter term as may be provided in the stock option agreement relating to such Option; provided that the term of a Nonstatutory Stock Option may, as provided in Section 8(b)(iv), be extended for a period of up to six (6) months. However, in the case of an Option granted to an Employee who, at the time the Option is granted, owns stock representing


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more than ten percent (10%) of the voting power of all classes of stock of the
Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the stock option agreement relating to such Option.

                  (b)      Exercise of Option.

                           (i)      Procedure for Exercise; Rights as a
Shareholder. Any Option granted under this Plan shall be exercisable at such times and under such conditions as determined by the Board, such as vesting conditions and/or performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of this Plan.
Notwithstanding anything herein to the contrary, no Option granted hereunder shall have a vesting period in excess of five (5) years.

                           An Option may, but need not, include a provision
whereby at any time prior to termination of the Optionee's Continuous Status as an Employee, the Optionee may elect to exercise the Option as to all or any part of the Shares subject to the Option prior to the stated vesting date of the Option or of any vesting installment or installments specified in the Option.
Any shares so purchased from any unvested installment or Option may be subject to a repurchase right in favor of the Company or to any restriction the Board determines to be appropriate.

                           An Option shall be deemed to be exercised when
written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. An Option may not be exercised for a fraction of a Share. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 7 of this Plan.
Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of this Plan.

                           Exercise of an Option in any manner shall result in a
decrease in the number of Shares which thereafter may be available, both for purposes of this Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                           (ii)     Termination of Status as an Employee. In the
event of termination of an Optionee's Continuous Status as an Employee (as the case may be), such Optionee may, but only within thirty (30) days after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent that such Employee was entitled to exercise it at the date of such termination. To the extent that such Employee was not entitled to exercise the Option at the date of such termination, or if such Employee does not exercise such Option (which such Employee was entitled to exercise) within such thirty
(30) day time period, the Option shall terminate.


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
                           (iii)    Disability of Optionee. Notwithstanding the
provisions of Section 8(b)(ii) above, in the event of termination of an
Optionee's Continuous Status as an Employee as a result of such Employee's disability, such Employee may, but only within six (6) months from the date of such termination (but in no event later than the date of expiration of the term of such option as set forth in the Option Agreement), exercise the Option to the extent such Employee was entitled to exercise it at the date of such termination; provided however, that if the Option is an Incentive Stock Option and the disability is not a total and permanent disability (as defined in
Section 422(c)(6) of the Code), then if the Optionee does not exercise the
Option within three months after such termination, such Option shall automatically convert into a Nonstatutory Stock Option; and provided, further, that if the termination is as a result of a total and permanent disability (as defined in Section 422(c)(6) of the Code), such Employee may within one (1) year from the date of such termination, but in no event later than the date of expiration of the term of such option as set forth in the Option Agreement), exercise the Option to the extent such Employee was entitled to exercise it at the date of such termination. To the extent that such Employee was not entitled to exercise the Option at the date of termination, or if such Employee does not exercise such Option (which such Employee was entitled to exercise) within the time periods specified above, as the case may be, the Option shall terminate.

                           (iv)     Death of Optionee. In the event of the death
of an Optionee: (A) while the Optionee is an Employee or Consultant, (B) during the thirty (30) day period described in Section 8(b)(ii), or (C) during the one
(1) year period described in Section 8(b)(iii), the Option may be exercised, at any time within one (1) year following the date of death (but, in the case of an Incentive Stock Option, in no event later than the date of expiration of the term of such Incentive Stock Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the time of death of the Optionee. To the extent that such Employee or Consultant was not entitled to exercise the Option at the date of death, or if such Employee or Consultant, estate or other person does not exercise such Option (which such Employee or Consultant, estate or person was entitled to exercise) within the one (1) year time period specified in this Plan, the Option shall terminate.

         9.       Stock Purchase Rights.

                  (a) Rights to Purchase. After the Board determines that it will offer an Employee or Consultant a Stock Purchase Right, it shall deliver to the offeree a stock purchase agreement or stock bonus agreement, as the case may be, setting forth the terms, conditions and restrictions relating to the offer, including the number of Shares which such person shall be entitled to purchase, and the time within which such person must accept such offer, which shall in no event exceed six (6) months from the date upon which the Board made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a stock purchase agreement or stock bonus agreement in the form approved by the Board.

                  (b) Issuance of Shares. Forthwith after payment therefor, the Shares purchased shall be duly issued; provided, however, that the Board may require that the Purchaser make adequate provision for any federal and state withholding obligations of the Company as a condition to the Purchaser purchasing such Shares.


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
                  (c)      Other Provisions. The stock purchase agreement or
stock bonus agreement shall contain such other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Board, including rights of first refusal as set forth in Section 20 hereof.

         10.      Stock Appreciation Rights.

                  (a) Grants of SARs. Tandem SARs may be awarded by the Committee in connection with any Option granted under the Plan, either on the Date of Grant of the Option or thereafter at any time prior to the exercise, termination or expiration of the Option Nontandem SARs may also be granted by the Committee at any time. On the Date of Grant of a Nontandem SAR, the Committee shall specify the number of shares of Common Stock covered by such right and the base price of shares of Common Stock to be used in connection with the calculation described in Section 10(c) below. SARs shall be subject to such terms and conditions not inconsistent with the other provisions of this Plan as the Committee shall determine.

                  (b) Exercise of Tandem SARs. A Tandem SAR shall be exercisable only to the extent that the related Option is exercisable and shall be exercisable only for such period as the Committee may determine (which period may expire prior to the expiration date of the related Option). Upon the exercise of all or a portion of a Tandem SAR, the related Option shall be canceled with respect to an equal number of shares of Common Stock. A Tandem SAR shall entitle the Grantee to surrender to the Corporation unexercised the related Option, or any portion thereof, and to receive from the Corporation in exchange therefor that number of shares of Common Stock having an aggregate fair market value equal to (A) the excess of (i) the fair market value of one (1) share of Common Stock as of the date the Tandem SAR is exercised over (ii) the Option price per share specified in such Option, multiplied by (B) the number of shares of Common Stock subject to the Option, or portion thereof, which is surrendered. Cash shall be delivered in lieu of any fractional shares.

                  (c) Exercise of Nontandem SARs. A Nontandem SAR shall be exercisable during such period as the Committee shall determine prior to the Date of Grant. The exercise of a Nontandem SAR shall entitle the Grantee to receive from the Corporation that number of shares of Common Stock having an aggregate fair market value equal to (A) the excess of (i) the fair market value of one (1) share of Common Stock as of the date on which the Nontandem SAR is exercised over (ii) the base price of the shares covered by the Nontandem SAR, multiplied by (B) the number of shares of Common Stock covered by the Nontandem
SAR, or the portion thereof being exercised. Cash shall be delivered in lieu of any fractional shares.

                  (d) Settlement of SARs. As soon as is reasonably practicable after the exercise of a SAR, the Corporation shall (i) issue, in the name of the Grantee, stock certificates representing the total number of full shares of Common Stock to which the Grantee is entitled pursuant to Section
10(b) or 10(c) hereof and cash in an amount equal to the fair market value, as of the date of exercise, of any resulting fractional shares, and (ii) if the Committee causes the Corporation to elect to settle all or part of its obligations arising out of the exercise of the SAR in cash pursuant to Section
10(e), deliver to the Grantee an amount in cash equal to the fair market


                                       10

value, as of the date of exercise, of the shares of Common Stock it would otherwise be obligated to deliver.

                  (e) Cash Settlement. The Committee, in its discretion, may cause the Corporation to settle all or any part of its obligation arising out of the exercise of a SAR by the payment of cash in lieu of all or part of the shares of Common Stock it would otherwise be obligated to deliver in an amount equal to the fair market value of such shares on the date of exercise.

         11.      Restricted Shares.

                  (a) Grant of Restricted Shares. The Committee may from time to time cause the Corporation to issue Restricted Shares under the Plan, subject to such restrictions, conditions and other terms as the Committee may determine in addition to those set forth herein.

                  (b) Restrictions. At the time a grant of Restricted Shares is made, the Committee shall establish a period of time (the "Restricted Period") applicable to such Restricted Shares. Each grant of Restricted Shares may be subject to a different Restricted Period. The Committee may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which shall be applicable to all or any portion of the Restricted Shares. Except with respect to grants of Restricted Shares intended to qualify as performance based compensation for purposes of Section 162(m) of the Code, the Committee may also, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of such Restricted Shares. None of the Restricted Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of prior to the date on which such Restricted Shares vest in accordance with Section 11(c).

                  (c) Restricted Stock Certificates. The Corporation shall issue, in the name of each Grantee, stock certificates with proper legends representing the total number of Restricted Shares granted to the Grantee, as soon as reasonably practicable after the Date of Grant. The Secretary of the Corporation shall hold such certificates, properly endorsed for transfer, after the Grantee's benefit until such time as the Restricted Shares are forfeited to the Corporation or until the Restricted Shares vest. In lieu of the foregoing, Restricted Shares awarded to a Grantee may be held under the Grantee's name in a book entry account maintained by or on behalf of the Corporation.

                  (d) Rights of Holders of Restricted Shares. Except as otherwise determined by the Committee either at the time Restricted Shares are awarded or at any time thereafter prior to the lapse of the restrictions, holders of Restricted Shares shall not have the right to vote such shares or the right to receive any dividends with respect to such shares. All distributions, if any, received by an employee or consultant with respect to Restricted Shares as a result of any stock split-up, stock distribution, combination of shares, or other similar transaction shall be subject to the restrictions of this Section 11.

                  (e) Termination of Employment Relationship. Any Restricted Shares granted pursuant to the Plan shall be forfeited if the Grantee terminates employment or consultant relationship with the Corporation or its subsidiaries for reasons other than death or disability prior to the expiration or termination of the Period of Restriction and the satisfaction of any other conditions applicable to such Restricted Shares. Upon such forfeiture, the Secretary of the Corporation shall either cancel or retain in its treasury the Restricted Shares that are forfeited to the Corporation. Upon the death of a Grantee prior to his termination of employment or service as a consultant, or upon a Grantee's termination of employment as a result of disability, all Restricted Shares previously awarded to such Grantee which have not previously vested shall be forfeited unless the Committee in its sole discretion shall determine otherwise.

                  (f) Delivery of Restricted Shares. Subject to the provisions of this Section, at such time as the Grantee shall become vested in his Restricted Shares, the restrictions applicable to the Restricted Shares shall lapse and a stock certificate for the number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the Grantee or the Grantee's beneficiary or estate, as the case may be.

         12.      Performance Units and Performance Shares.

                  (a) Grant of Performance Units/Shares. Subject to the terms of the Plan, Performance Units and Performance Shares may be granted to eligible Employees and Consultants at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

                  (b) Value of Performance Units/Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of the grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participants. The time period during which the performance goals must be met shall be called a "Performance Period." Performance Periods of Awards granted to Insiders shall, in all cases, exceed six (6) months in length.

                  (c) Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive a payout of the number of Performance Unit/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved. Notwithstanding the preceding sentence, after the grant of a Performance Unit/Share, the Committee, in its sole discretion, may waive the achievement of any performance goals for such Performance Unit/Share.

                  (d) Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares shall be made in a single lump sum, within forty-five (45) calendar days following the close of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in combination thereof.

                           Prior to the beginning of each Performance Period,
Participants may, in the discretion of the Committee, elect to defer the receipt of any Performance Unit/Share payout upon such terms as the Committee shall determine.

                  (e) Cancellation of Performance Units/Shares. Subject to the applicable Award Agreement, upon the earlier of (a) the Participant's termination of employment, or (b) the date set forth in the Award Agreement, all remaining Performance Units/Shares shall be forfeited by the Participant to the Company, the Shares subject thereto shall again be available for grant under the Plan.

                  (f) Nontransferability. Performance Units/Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

         13. Non-Transferability of Options and Stock Purchase Rights. Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee or Purchaser, only by the Optionee or Purchaser.

         14. Adjustments Upon Changes in Capitalization, Merger or Other Events. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under this Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to this Plan upon cancellation or expiration of an Option or Stock Purchase Right, or repurchase of Shares from a Purchaser or Optionee upon termination of employment or otherwise, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock of the Company or the payment of a stock dividend with respect to the Common Stock. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Rights.

                  In the event of the dissolution or liquidation of the Company, all Options and Stock Purchase Rights will terminate immediately prior to the consummation of such proposed action if not previously exercised. The Board, at its option, may provide for one or more of the following from time to time or in any stock option agreement or stock purchase agreement that, in the event of a Major Event, then (A) all Options and Stock Purchase Rights will be assumed or equivalent options or stock purchase rights will be substituted by such surviving corporation (or other entity) or a parent or subsidiary of such surviving corporation (or other entity), (B) all Options and Stock Purchase Rights will continue in full force and effect, or (C) all Options and Stock Purchase Rights will terminate if not exercised prior to the consummation of the transaction.

                  The foregoing adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

                  The grant of an Option or Stock Purchase Right pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

         15. Time of Grant. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Board makes the determination granting such Option or Stock Purchase Right. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

         16.      Amendment and Termination.

                  (a) Amendment. The Board may amend this Plan from time to time in such respects as the Board may deem advisable; provided that the shareholders of the Company must approve the following amendments or revisions within 12 months before or after the adoption of such revision or amendment:

                           (i)      any increase in the number of Shares subject
to this Plan, other than in connection with an adjustment under Section 14 of this Plan;

                           (ii)     any change in the designation of the class
of persons eligible to be granted Options (to the extent such modification requires shareholder approval in order for the Plan to satisfy the requirements of Section 422(b) of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act); or

                           (iii)    any other revision or amendment if such
revision or amendment requires shareholder approval in order for this Plan to satisfy the requirements of Section 422(b) of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act if applicable to the Company.

                  (b) Shareholder Approval. If any amendment requiring shareholder approval under Section 16(a) of this Plan is made subsequent to the first registration of any class of equity securities by the Company under
Section 12 of the Exchange Act, such shareholder approval shall be solicited as described in Section 20 of this Plan.

                  (c) Suspension and Termination. The Board may suspend or terminate this Plan at any time. No Options or Stock Purchase Rights may be granted while this Plan is suspended or after it is terminated.

                  (d) Effect of Amendment; Termination or Suspension. Any such amendment, termination or suspension of this Plan shall not affect Options or Stock Purchase Rights already granted and such Options or Stock Purchase Rights shall remain in full force and effect as if this Plan had not been amended, terminated or suspended, unless mutually agreed otherwise between the Optionee or Purchaser (as the case may be) and the Company, which agreement must be in writing and signed by the Optionee or Purchaser (as the case may be) and the Company.

         17. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or other stock trading system upon which the Shares may then be listed.

                  As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to make such representations and warranties at the time of any such exercise as the Company may at that time determine, including without limitation, representations and warranties that (i) the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares in violation of applicable federal or state securities laws, and (ii) such person is knowledgeable and experienced in financial and business matters and is capable of evaluating the merits and the risks associated with purchasing the Shares.

         18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Plan.

                  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares under this Plan, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         19. Option, Stock Purchase and Stock Bonus Agreements. Options shall be evidenced by written stock option agreements in such form as the Board shall approve. Upon the exercise of Stock Purchase Rights, the Purchaser shall sign a stock purchase agreement or stock bonus agreement in such form as the Board shall approve.

         20.      Shareholder Approval.

                  (a) The shareholders of the Company shall have approved this Plan within 12 months before or after this Plan is adopted. Any shares purchased before shareholder approval is obtained shall be rescinded if shareholder approval is not obtained within 12 months before or after this Plan is adopted. Such shares shall not be counted in determining whether such approval is obtained.

                  (b) If the Company registers any class of equity securities pursuant to Section 12 of the Exchange Act, any required approval of the shareholders of the Company obtained after such registration shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

                  (c) If the Company registers any class of equity securities pursuant to Section 12 of the Exchange Act and if prior to such time either (x) the shareholders of the Company did not approve this Plan or (y) the Company did not solicit shareholder approval substantially in accordance with
Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, then the Company shall take all necessary actions to qualify the Plan under Rule 16(b)(3) promulgated under the Exchange Act at or prior to the later of (A) the first annual meeting of shareholders held subsequent to the first registration of any class of equity securities of the Company under
Section 12 of the Exchange Act or (B) the granting of an Option hereunder to an officer or director after such registration.

         21. Information to Optionees and Purchasers. The Company shall provide annually to each Optionee and Purchaser, during the period that such Optionee or Purchaser has one or more Options or Stock Purchase Rights outstanding, copies of the annual financial statements of the Company.

         22. Right of Company to Terminate Employment or Consulting Services. This Plan shall not confer upon any Optionee or holder of a Stock Purchase Right any right with respect to continuation of employment by or the rendition of consulting services to the Company, any of its Subsidiaries or its Parent, nor shall it interfere in any way with his or her right or the Company's, any of its Subsidiaries' or its Parent's right to terminate his or her employment or services at any time, with or without cause.

         23.      Rights of First Refusal and Repurchase.

                  (a) The written agreements evidencing Options or Stock Purchase Rights may contain such provisions as the Board shall determine (or pursuant to a separate agreement) to the effect that if an Optionee or Purchaser elects to sell all or any Shares that the Optionee or Purchaser acquired upon the exercise of an Option or Stock Purchase Right, then any proposed sale of such Shares by such Optionee or Purchaser shall be subject to a right of first refusal in favor of the Company.

                  (b) The Board may require, at its option, that a stock purchase agreement, stock option agreement, stock bonus agreement, or other agreement pursuant to this Plan grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Purchaser's employment with the Company for any reason (including death or disability). The repurchase price shall be at the higher of the original purchase price or fair value of the Shares on the date of termination of employment. If the Board so determines, the purchase price for shares repurchased may be paid by cancellation of any indebtedness of the Purchaser to the

Company. The repurchase option must be exercised by the Company within 90 days of termination of employment for cash or cancellation of money indebtedness for the Shares and the right shall terminate when the Company's Common Stock becomes publicly traded. The Board may require such a repurchase right in other events.

                  (c) Certificates representing shares issued upon exercise of Options or Stock Purchase Rights shall bear a restrictive legend to the effect that the transferability of such shares is subject to the restrictions contained in this Plan and the applicable written agreement between the Optionee or Purchaser and the Company.

         24. Withholding. The Company's obligation to deliver shares of Common Stock under this Plan shall be subject to applicable federal, state and local tax withholding requirements. To the extent provided by the terms of the stock option agreement relating to an Option, the Optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such Option by any or a combination of the following means: (i) cash payment or wage withholding; (ii) authorizing the Company to withhold from the Shares otherwise issuable to the Optionee upon exercise of the Option the number of Shares having a fair market value less than or equal to the amount of the withholding tax obligation; or (iii) delivering to the Company unencumbered shares of Common Stock owned by the Optionee having a fair market value less than or equal to the amount of the withholding tax obligation; provided, however, that with respect to clauses (ii) and (iii) above the Board in its sole discretion may disapprove such payment and require that such taxes be paid in cash.

         25. Separability. At a time when the Company has a class of equity securities registered pursuant to Section 12 of the Exchange Act, if any of the terms or provisions of this Plan conflict with the requirements of Rule 16b-3 promulgated under the Exchange Act and/or Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 promulgated under the Exchange Act, and/or with respect to Incentive Stock Options, Section 422 of the Code. The foregoing sentence shall not apply with respect to the requirements of Rule 16b-3 promulgated under the Exchange Act if the Board has expressly declared that such requirements shall not apply. With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein. To the extent any Option that is intended to qualify as an Incentive Stock Option cannot so qualify, such Option, to that extent, shall be deemed to be a Nonstatutory Stock Option for all purposes of this Plan.

         26. Non-Exclusivity of this Plan. The adoption of this Plan by the Board shall not be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

         27. Governing Law. This Plan shall be governed by, and construed in accordance with the laws of the State of New York.

         28. Cancellation of and Substitution for Nonstatutory Options. The Company shall have the right to cancel any Nonstatutory Stock Option at any time before it otherwise would have expired by its terms and to grant to the same Optionee in substitution therefor a new Nonstatutory Stock Option stating an option price which is lower (but not higher) than the option price stated in the cancelled Option. Any such substituted option shall contain all the terms and conditions of the cancelled Option; provided, however, that such substituted Option shall not be exercisable after the expiration of ten (10) years and one day from the date of grant of the cancelled Option.

         29. Market Standoff. Unless the Board determines otherwise, each Optionee or Purchaser shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first two registration statements of the Company to become effective under the Securities Act which includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

                                    Exhibit 1

                         Form of Stock Option Agreement

THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.


                             STOCK OPTION AGREEMENT


                  This Stock Option Agreement ("Agreement") is made and entered into as of the date of grant set forth below (the "Date of Grant") by and between BigStar Entertainment, Inc., a Delaware corporation (the "Company"), and the optionee named below ("Optionee"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Company's 1998 Stock Option & Incentive Plan (the "Plan").


Optionee:                    ________________________________________

Social Security Number:      ________________________________________

Address:                     ________________________________________

                             ________________________________________

                             ________________________________________

Total Option Shares:         ________________________________________

Exercise Price Per Share:    ________________________________________

Date of Grant:               ________________________________________

First Vesting Date:          ________________________________________

Expiration Date for Exercise of Options:_____________________________

Type of Stock Option:        ________________________________________

(Check one):                     [ ] Incentive Stock Option ("ISO")

                                 [ ] Non-Statutory Stock Option



         1. Grant of Option. The Company hereby grants to Optionee an option (the "Option") to purchase the total number of shares of Common Stock of the Company set forth above (the "Shares") at the Exercise Price Per Share set forth above (the "Exercise Price"), subject to all of the terms and conditions of this Agreement and the Plan. If designated as an Incentive Stock Option above, the Option is intended to qualify as an "incentive stock option" ("ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Only Employees of the Company shall receive ISOs.

         2. Exercise Price. The Exercise Price, is not less than the fair market value per share of Common Stock on the date of grant, as determined by the Board; provided, however, in the event Optionee is an Employee and owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or Subsidiary corporations immediately before this Option is granted, said exercise price is not less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant as determined by the Board.

         3. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 8 of the Plan as follows:

                  (i)      Vesting

                           (a)      This Option shall not become exercisable as
to any of the number of the Shares as follows (check one) :

         [ ]: until the date that is one (1) year from the date of grant of the Option (the "Anniversary Date"). On the Anniversary Date, this Option may be exercised to the extent of 25% of the Shares. Upon the expiration of each calendar month from the Anniversary Date, this Option may be exercised to the extent of the product of (a) the total number of Shares set forth at the beginning of this Agreement and (b) the fraction the numerator of which is one (1) and the denominator of which is forty-eight (48) (the "Monthly Vesting Amount"), plus the shares as to which the right to exercise the Option has previously accrued but has not been exercised; provided, however, that notwithstanding any of the above, the 25% exercisable on the Anniversary Date and the Monthly Vesting Amount with respect to any calendar month shall become exercisable only if the Employee was an employee of the Company or any Subsidiary of the Company as of the Anniversary Date and the last day of such month, respectively.

         [ ]: ____ % of the shares vesting over ____ months, pro rata for each month of Optionee providing continued service to the Company.

         [ ]:     _________________________________________________.

                           (b)      This Option may not be exercised for a
fraction of a Share.

                           (c)      In the event of Optionee's death, disability
or other termination of employment, the exercisability of the Option is governed by Sections 7, 8 and 9 below, subject to the limitations contained in subsection 3(i)(d).

                           (d)      In no event may this Option be exercised
after the date of expiration of the term of this Option as set forth in Section 11 below.

         (ii) Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the President, Secretary or Chief Financial Officer of the Company. The written notice shall be accompanied by payment of the exercise price.

                  No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

         (iii) Adjustments, Merger, etc. The number and class of the Shares and/or the exercise price specified above are subject to appropriate adjustment in the event of changes in the capital stock of the Company by reason of stock dividends, split-ups or combinations of shares, reclassifications, mergers, consolidations, reorganizations or liquidations. Subject to any required action of the stockholders of the Company, if the Company shall be the surviving corporation in any merger or consolidation, this Option (to the extent that it is still outstanding) shall pertain to and apply to the securities to which a holder of the same number of shares of Common Stock that are then subject to this Option would have been entitled. A dissolution or liquidation of the Company, or a merger or consolidation in which the Company is not the surviving corporation, will cause this Option to terminate, unless the agreement or merger or consolidation shall otherwise provide, provided that the Optionee shall, if the Board expressly authorizes, in such event have the right immediately prior to such dissolution or liquidation, or merger or consolidation, to exercise this Option in whole or part. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. In the event that (i) Optionee is an Employee, and (ii) the Company consummates a merger resulting in a change in control of the Company, and (iii) the Employee is terminated without cause, then any options remaining unvested hereunder shall be deemed to automatically vest.

         4. Optionee's Representations. By receipt of this Option, by its execution, and by its exercise in whole or in part, Optionee represents to the Company that Optionee understands that:

                  (i) both this Option and any Shares purchased upon its exercise are securities, the issuance by the Company of which requires compliance with federal and state securities laws;

                  (ii) these securities are made available to Optionee only on the condition that Optionee makes the representations contained in this
Section 4 to the Company;

                  (iii) Optionee has made a reasonable investigation of the affairs of the Company sufficient to be well informed as to the rights and the value of these securities;

                  (iv) Optionee understands that the securities have not been registered under the Securities Act of 1933, as amended (the "Act") in reliance upon one or more specific exemptions contained in the Act, which may include reliance on Rule 701 promulgated under the Act, if available, or which may depend upon (a) Optionee's bona fide investment intention in acquiring these securities; (b) Optionee's intention to hold these securities in compliance with federal and state securities laws; (c) Optionee having no present intention of selling or transferring any part thereof (recognizing that the Option is not transferable) in violation of applicable federal and state securities laws; and
(d) there being certain restrictions on transfer of the Shares subject to the Option;

                  (v) Optionee understands that the Shares subject to this Option, in addition to other restrictions on transfer, must be held indefinitely unless subsequently registered under the Act, or unless an exemption from registration is available; that Rule 144, the usual exemption from registration, is only available after the satisfaction of certain holding periods and in the presence of a public market for the Shares; that there is no certainty that a public market for the Shares will exist, and that otherwise it will be necessary that the Shares be sold pursuant to another exemption from registration which may be difficult to satisfy; and

                  (vi) Optionee understands that the certificate representing the Shares will bear a legend prohibiting their transfer in the absence of their registration or the opinion of counsel for the Company that registration is not required, and a legend prohibiting their transfer in compliance with applicable state securities laws unless otherwise exempted.

         5. Method of Payment. Payment of the purchase price shall be made by cash, check or, in the sole discretion of the Board at the time of exercise, promissory notes or other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate purchase price of the Shares being purchased.

         6. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable federal or state securities or other law or regulation. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         7. Termination of Status as an Employee. In the event of termination of Optionee's Continuous Status as an Employee for any reason other than death or disability, Optionee may, but only within thirty (30) days after the date of such termination (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise this Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, this Option shall terminate.

         8. Disability of Optionee. In the event of termination of Optionee's Continuous Status as an Employee as a result of Optionee's disability, Optionee may, but only within six (6) months from the date of termination of employment or consulting relationship (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise this Option to the extent Optionee was entitled to exercise it at the date of such termination; provided, however that if the disability is not total and permanent (as defined in Section 22(e)(3) of the Code) and the Optionee exercises the option within the period provided above but more than three months after the date of termination, this Option shall automatically be deemed to be a Nonstatutory Stock Option and not an Incentive Stock Option; and provided, further, that if the disability is total and permanent (as defined in Section 22(e)(3) of the Code), then the Optionee may, but only within one (1) year from the date of termination of employment or consulting relationship (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise this Option to the extent Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise this Option at the date of termination, or if Optionee does not exercise such Option (which Optionee was entitled to exercise) within the time periods specified herein, this Option shall terminate.

         9.       Death of Optionee. In the event of the death of Optionee:

                  (i) during the term of this Option while an Employee of the Company and having been in Continuous Status as an Employee since the date of grant of this Option, this Option may be exercised, at any time within one
(1) year following the date of death (but, in the case of an Incentive Stock Option, in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the time of death of the Optionee. To the extent that such Employee was not entitled to exercise the Option at the date of death, or if such Employee, estate or other person does not exercise such Option (which such Employee, estate or person was entitled to exercise) within the one (1) year time period specified herein, the Option shall terminate; or

                  (ii)     during the thirty (30) day period specified in
Section 7 or the one (1) year period specified in Section 8, after the termination of Optionee's Continuous Status as an Employee, this Option may be exercised, at any time within one (1) year following the date of death (but, in the case of an Incentive Stock Option, in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), by Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination. To the extent that such Employee was not entitled to exercise this Option at the date of death, or if such Employee, estate or other person does not exercise such Option (which such Employee, estate or person was entitled to exercise) within the one (1) year time period specified herein, this Option shall terminate.

         10. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee, only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

         11. Term of Option. This Option may not be exercised more than five (5) years from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and terms of this Option; provided, however, that the term of this option, if it is a Nonstatutory Stock Option, may be extended for the period set forth in Section 9(i) or Section 9(ii) in the circumstances set forth in such Sections.

         12. Early Disposition of Stock; Taxation Upon Exercise of Option. If Optionee is an Employee and the Option qualifies as an ISO, Optionee understands that, if Optionee disposes of any Shares received under this Option within two (2) years after the date of this Agreement or within one (1) year after such Shares were transferred to Optionee, Optionee will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in any amount generally measured as the difference between the price paid for the Shares and the lower of the fair market value of the Shares at the date of exercise or the fair market value of the Shares at the of disposition. Any gain recognized on such premature sale of the Shares in excess of the amount treated as ordinary income will be characterized as capital gain. Optionee hereby agrees to notify the Company in writing within thirty (30) days after the date of any such disposition. Optionee understands that if Optionee disposes of such Shares at any time after the expiration of such two-year and one-year holding periods, any gain on such sale will be treated as long-term capital gain laws subject to meeting various qualifications. If Optionee is a Consultant or this is a Nonstatutory Stock Option, Optionee understands that, upon exercise of this Option, Optionee will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the Shares over the exercise price. Upon a resale of such shares by the Optionee, any difference between the sale price and the fair market value of the Shares on the date of exercise of the Option will be treated as capital gain or loss. Optionee understands that the Company will be required to withhold tax from Optionee's current compensation in some of the circumstances described above; to the extent that Optionee's current compensation is insufficient to satisfy the withholding tax liability, the Company may require the Optionee to make a cash payment to cover such liability as a condition to exercise of this Option.

         13. Tax Consequences. The Optionee understands that any of the foregoing references to taxation are based on federal income tax laws and regulations now in effect, and may not be applicable to the Optionee under certain circumstances. The Optionee may also have adverse tax consequences under state or local law. The Optionee has reviewed with the Optionee's own tax advisors the federal, state, local and foreign tax consequences of the transactions contemplated by this Agreement. The Optionee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Optionee understands that the Optionee (and not the Company) shall be responsible for the Optionee's own tax liability that may arise as a result of the transactions contemplated by this Agreement.

         14. Severability; Construction. In the event that any provision in this Option shall be invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Option. This Option shall be construed as to its fair meaning and not for or against either party.

         15. Damages. The parties agree that any violation of this Option (other than a default in the payment of money) cannot be compensated for by damages, and any aggrieved party shall have the right, and is hereby granted the privilege, of obtaining specific performance of this Option in any court of competent jurisdiction in the event of any breach hereunder.

         16. Governing Law. This Option shall be deemed to be made under and governed by and construed in accordance with the laws of the State of New York Jurisdiction for any disputes hereunder shall be solely in New York, New York.

         17. Delay. No delay or failure on the part of the Company or the Optionee in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any of them of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy.

         18. Restrictions. Notwithstanding anything herein to the contrary, Optionee understands and agrees that Optionee shall not dispose of any of the Shares, whether by sale, exchange, assignment, transfer, gift, devise, bequest, mortgage, pledge, encumbrance or otherwise, except in accordance with the terms and conditions of this Section 18, and Optionee shall not take or omit any action which will impair the absolute and unrestricted right, power, authority and capacity of Optionee to sell Shares in accordance with the terms and conditions hereof.

                  Any purported transfer of Shares by Optionee that violates any provision of this Section 18 shall be wholly void and ineffectual and shall give to the Company or its designee the right to purchase from Optionee all but not less than all of the Shares then owned by Optionee for a period of 90 days from the date the Company first learns of the purported transfer at the Agreement Price and on the Agreement Terms (as those terms are defined in subsections
(b)(3) and (b)(4), respectively, of this Section 18). If the Shares are not purchased by the Company or its designee, the purported transfer thereof shall remain void and ineffectual and they shall continue to be subject to this Agreement.

                  The Company shall not cause or permit the transfer of any Shares to be made on its books except in accordance with the terms hereof.

         (a)(1).  Permitted Transfers.

                  (i) Optionee may sell, assign or transfer any Shares held by the Optionee but only by complying with the provisions of subsection (b)(1) of this Section 18.

                  (ii) Optionee may sell, assign or transfer any Shares held by the Optionee without complying with the provisions of subsection (b)(1) by obtaining the prior written consent of the Company's shareholders owning 50% of the then issued and outstanding shares of the Company's Common Stock (determined on a fully diluted basis) or a majority of the members of the Board of Directors of the Company, provided that the transferee agrees in writing to be bound by the provisions of this Option and the transfer is made in accordance with any other restrictions or conditions contained in the written consent and in accordance with applicable federal and state securities laws.

                  (iii) Upon the death of Optionee, Shares held by the Optionee may be transferred to the personal representative of the Optionee's estate without complying with the provisions of subsection (b)(1). Shares so transferred shall be subject to the other provisions of this Option, including in particular subsection (b)(2).

         (a)(2). No Pledge. Unless a majority of the members of the Board of Directors consent, Shares may not be pledged, mortgaged or otherwise encumbered to secure indebtedness for money borrowed or any other obligation for which the Optionee is primarily or secondarily liable.

         (a)(3). Stock Certificate Legend. Each stock certificate for Shares issued to the Optionee shall have conspicuously written, printed, typed or stamped upon the face thereof, or upon the reverse thereof with a conspicuous reference on the face thereof, one or both of the following legend:

                  (i) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF REGISTRATION THEREUNDER OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT. SUCH SHARES MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, OR OTHERWISE DISPOSED OF IN ANY MANNER EXCEPT IN ACCORDANCE WITH AND SUBJECT TO THE TERMS OF THE STOCK OPTION AGREEMENT, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. UNLESS A MAJORITY OF THE MEMBERS OF THE BOARD OF DIRECTORS CONSENT, SUCH STOCK OPTION AGREEMENT PROHIBITS ANY PLEDGE, MORTGAGE OR OTHER ENCUMBRANCE OF SUCH SHARES TO SECURE ANY OBLIGATION OF THE HOLDER HEREOF. EVERY CREDITOR OF THE HOLDER HEREOF AND ANY PERSON ACQUIRING OR PURPORTING TO ACQUIRE THIS CERTIFICATE OR THE SHARES HEREBY EVIDENCED OR ANY INTEREST THEREIN IS HEREBY NOTIFIED OF THE EXISTENCE OF SUCH STOCK OPTION AGREEMENT, AND ANY ACQUISITION OR PURPORTED ACQUISITION OF THIS CERTIFICATE OR THE SHARES HEREBY EVIDENCED OR ANY INTEREST THEREIN SHALL BE SUBJECT TO ALL RIGHTS AND OBLIGATIONS OF THE PARTIES TO SUCH STOCK OPTION AGREEMENT AS THEREIN SET FORTH.

                  (ii) [any legend required by applicable state securities laws]

         (b)(1).  Sales of Shares.

                  (i) Company's Right of First Refusal. In the event that the Optionee shall desire to sell, assign or transfer any Shares held by the Optionee to any other person (the "Offered Shares") and shall be in receipt of a bona fide offer to purchase the Offered Shares ("Offer"), the following procedure shall apply. The Optionee shall give to the Company written notice containing the terms and conditions of the Offer, including, but not limited to
(a) the number of Offered Shares; (b) the price per Share; (c) the method of payment; and (d) the name(s) of the proposed purchaser(s).

                  An offer shall not be deemed bona fide unless the Optionee has informed the prospective purchaser of the Optionee's obligation under this Option and the prospective purchaser has agreed to become a party hereunder and to be bound hereby. The Company is entitled to take such steps as it reasonably may deem necessary to determine the validity and bona fide nature of the Offer.

                  Until 30 days after such notice is given, the Company or its designee shall have the right to purchase all of the Offered Shares at the price offered by the prospective purchaser and specified in such notice. Such purchase shall be on the Agreement Terms, as defined in subsection (b)(4).

                  (ii) Failure of Company or its Designee to Purchase Offered Shares. If all of the Offered Shares are not purchased by the Company and/or its designee within the 30-day period granted for such purchases, then any remaining Offered Shares may be sold, assigned or transferred pursuant to the Offer; provided, that the Offered Shares are so transferred within 30 days of the expiration of the 30-day period to the person or persons named in, and under the terms and conditions of, the bona fide Offer described in the notice to the Company; and provided further, that such persons agree to execute and deliver to the Company a written agreement, in form and content satisfactory to the Company, agreeing to be bound by the terms and conditions of this Option.

         (b)(2).  Manner of Exercise.

                  Any right to purchase hereunder shall be exercised by giving written notice of election to the Optionee, the Optionee's personal representative or any other selling person, as the case may be, prior to the expiration of such right to purchase.

         (b)(3).  Agreement Price.

                  The "Agreement Price" shall be the higher of (A) the fair market value of the Shares to be purchased determined in good faith by the Board of Directors of the Company and (B) the original exercise price of the Shares to be purchased.

         (b)(4). Agreement Terms. "Agreement Terms" shall mean and include the following:

                  (i) Delivery of Shares and Closing Date. At the closing, the Optionee, the Optionee's personal representative or such other selling person, as the case may be, shall deliver certificates representing the Shares, properly endorsed for transfer, and with the necessary documentary and transfer tax stamps, if any, affixed, to the purchaser of such Shares. Payment of the purchase price therefor shall concurrently be made to the Optionee, the Optionee's personal representative or such other selling person, as provided in subsection (ii) of this subsection (b)(4). Such delivery and payment shall be made at the principal office of the Company or at such other place as the parties mutually agree.

                  (ii) Payment of Purchase Price. The Company shall pay the purchase price to the Optionee at the closing.

         (b)(5).  Right to Purchase Upon Certain Other Events.

                  The Company or its designee shall have the right to purchase all, but not less than all, of the Shares held by the Optionee at the Agreement Price and on the Agreement Terms for a period of 90 days after any of the following events:

                  (i) an attempt by a creditor to levy upon or sell any of the Optionee's Shares;

                  (ii) the filing of a petition by the Optionee under the U.S. Bankruptcy Code or any insolvency laws;

                  (iii) the filing of a petition against Optionee under any insolvency or bankruptcy laws by any creditor of the Optionee if such petition is not dismissed within 30 days of filing; or

                  (iv) the entry of a decree of divorce between the Optionee and the Optionee's spouse.

The Optionee shall provide the Company written notice of the occurrence of any such event within 30 days of such event.

         (c)(1). Termination. The provisions of this Section 18 shall terminate and all rights of each such party hereunder shall cease except for those which shall have theretofore accrued upon the occurrence of any of the following events:

                  (i) cessation of the Company's business;

                  (ii) bankruptcy, receivership or dissolution of the Company;

                  (iii) ownership of all of the issued and outstanding shares of the Company by a single shareholder of the Company;

                  (iv) written consent or agreement of the shareholders of the Company holding 50% of the then issued and outstanding shares of the Company (determined on a fully diluted basis);

                  (v) consent or agreement of a majority of the members of the Board of Directors of the Company; or

                  (vi) registration of any class of equity securities of the Company pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

         (c)(2). Amendment. This Section 18 may be modified or amended in whole or in part by a written instrument signed by shareholders of the Company holding 50% of the outstanding shares of Common Stock (determined on a fully diluted basis) or a majority of the members of the Board of Directors of the Company.

         19. Market Standoff. Unless the Board of Directors otherwise consents, Optionee agrees hereby not to sell or otherwise transfer any Shares or other securities of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the Act; provided, however, that such restriction shall apply only to the first two registration statements of the Company to become effective under the Act which includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

         20. Complete Agreement. This Agreement constitutes the entire agreement between the parties with respect to its subject matter, and supersedes all other prior or contemporaneous agreements and understandings both oral or written; subject, however, that in the event of any conflict between this Agreement and the Plan, the Plan shall govern. This Agreement may only be amended in a writing signed by the Company and the Optionee.

         21. Privileges of Stock Ownership. Participant shall not have any of the rights of a shareholder with respect to any Shares until Optionee exercises the Option and pay the Exercise Price.

         22. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated above or to such other address as such party may designate in writing from time to tome to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by rapifax or telecopier.

DATE OF GRANT:______________


                           BIGSTAR ENTERTAINMENT, INC.


                           By:______________________________
                               Name:
                               Title:

         OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO
SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION, THE COMPANY'S PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OR CONSULTANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTING RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

         Optionee acknowledges receipt of a copy of the Plan, represents that Optionee is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of this Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board or of the Committee upon any questions arising under the Plan.


Dated:______________


                                    ______________________________
                                    Optionee

Consent of Spouse

               The undersigned spouse of the Optionee to the foregoing Stock Option Agreement acknowledges on his or her own behalf that: I have read the foregoing Stock Option Agreement and I know its contents. I hereby consent to and approve of the provisions of the Stock Option Agreement, and agree that the Shares issued upon exercise of the options covered thereby and my interest in them are subject to the provisions of the Stock Option Agreement and that I will take no action at any time to hinder operation of the Stock Option Agreement on those Shares or my interest in them.


                                    ______________________________
                                    Signature of Spouse

                                    ______________________________
                                    Address